UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2004

SAFLINK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20270	95-4346070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 108th Avenue NE, Suite 2100

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 278-1100

Item 1. Changes in Control of Registrant.

On March 22, 2004, SAFLINK Corporation, a Delaware corporation (“SAFLINK”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with SSP Solutions, Inc., a Delaware corporation, dba SSP-Litronic (“SSP-Litronic”) and Spartan Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of SAFLINK (“Merger Sub”), pursuant to which Merger Sub will merge with and into SSP-Litronic, with SSP-Litronic surviving as a wholly-owned subsidiary of SAFLINK (the “Merger”). A copy of the Merger Agreement is attached hereto as Exhibit 2.1. In connection with the execution of the Merger Agreement, certain of SAFLINK’s directors, executive officers and affiliates entered into Stockholder Agreements with SSP-Litronic in the form attached hereto as Exhibit 99.1, and certain of SSP-Litronic’s directors, executive officers and affiliates entered into Stockholder Agreements with SAFLINK in the form attached hereto as Exhibit 99.2.

Pursuant to the terms of the Merger Agreement, SAFLINK will acquire all of the outstanding shares of SSP-Litronic in a stock-for-stock transaction where each share of SSP-Litronic common stock will be exchanged for 0.6 shares of SAFLINK common stock. Upon completion of the Merger, the security holders of SSP-Litronic would receive approximately 49% of the combined company’s outstanding fully-converted shares at closing and the security holders of SAFLINK would continue to hold the remaining 51% of the combined company’s outstanding fully-converted shares at closing. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. Please refer to the exhibits referred to in Item 7 below, and the joint press release issued by SAFLINK and SSP-Litronic on March 22, 2004, attached hereto as Exhibit 99.3 announcing the signing of the Merger Agreement.

SAFLINK intends to file a registration statement on Form S-4 in connection with the transaction, and SAFLINK and SSP-Litronic intend to mail a joint proxy statement/prospectus to their respective stockholders in connection with the transaction. Investors and security holders of SAFLINK and SSP-Litronic are urged to read the joint proxy statement/prospectus when it becomes available because it will contain important information about SAFLINK, SSP-Litronic and the transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) at the SEC’s website at www.sec.gov. A free copy of the joint proxy statement/prospectus may also be obtained from SAFLINK or SSP-Litronic.

SAFLINK and its executive officers and directors also may be deemed to be participants in the solicitation of proxies from the stockholders of SAFLINK and SSP-Litronic in favor of the transaction. Information regarding such officers and directors is included in SAFLINK’s proxy statement for its 2003 annual meeting of stockholders filed with the SEC on April 30, 2003. This document is available free of charge at the SEC’s website at www.sec.gov and from SAFLINK.

SSP-Litronic and its executive officers and directors also may be deemed to be participants in the solicitation of proxies from the stockholders of SAFLINK and SSP-Litronic in favor of the transaction. Information regarding such officers and directors is included in SSP-Litronic’s proxy statement for its 2003 annual meeting of stockholders filed with the SEC on December 8, 2003, as amended. This document is available free of charge at the SEC’s website at www.sec.gov and from SSP-Litronic.

In addition to the registration statement on Form S-4 to be filed by SAFLINK in connection with the transaction, and the joint proxy statement/prospectus to be mailed to the stockholders of SAFLINK and SSP-Litronic in connection with the transaction, each of SAFLINK and SSP-Litronic file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC’s public reference rooms located at 450 5th Street, N.W., Washington, D.C., 20549, or any of the SEC’s other public reference rooms located in New York and Chicago. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by SAFLINK and SSP-Litronic with the SEC are also available for free at the SEC’s web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from SAFLINK at its website at www.saflink.com, or SSP-Litronic at its website at www.sspsolutions.com.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of March 22, 2004, by and among SAFLINK Corporation, a Delaware corporation, Spartan Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of SAFLINK Corporation, and SSP Solutions, Inc., a Delaware corporation

99.1	Form of Stockholder Agreement by and among SSP-Solutions, Inc. and certain stockholders of SAFLINK Corporation

99.2	Form of Stockholder Agreement by and among SAFLINK Corporation, Spartan Acquisition Corporation and certain stockholders of SSP-Solutions, Inc.

99.3	Joint press release of SAFLINK Corporation and SSP-Solutions, Inc., dated March 22, 2004, regarding the proposed Merger

This current report on Form 8-K contains statements and information about management’s view of the Company’s future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including risks and uncertainties associated with the possibility that the merger may not close, the failure of the combined company to retain key employees, the failure of the combined company to manage the cost of integrating the businesses of SAFLINK and SSP-Solutions, successful integration of the acquired business, technology and employees and the realization of anticipated benefits of the transaction, risks associated with the rapidly evolving market for biometric solutions and the Company’s products and services, general economic conditions, the pace of spending and timing of economic recovery in the biometric and smart card industry, the combined company’s inability to sufficiently anticipate market needs and develop products and product enhancements that achieve market acceptance, higher than anticipated expenses the combined company may incur in future quarters, and the Company’s working capital deficit and its ability to continue as a going concern, as well as other factors that are discussed in more detail in the Company’s 424(b)(3) Prospectus filed with the SEC August 16, 2002, as amended and supplemented, and in its Annual Report on Form 10-K, as well as other documents periodically filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFLINK Corporation

March 23, 2004	By:	/s/ Glenn Argenbright
Glenn Argenbright President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of March 22, 2004, by and among SAFLINK Corporation, a Delaware corporation, Spartan Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of SAFLINK Corporation, and SSP Solutions, Inc., a Delaware corporation

99.1	Form of Stockholder Agreement by and among SSP-Solutions, Inc. and certain stockholders of SAFLINK Corporation

99.2	Form of Stockholder Agreement by and among SAFLINK Corporation, Spartan Acquisition Corporation and certain stockholders of SSP-Solutions, Inc.

99.3	Joint press release of SAFLINK Corporation and SSP-Solutions, Inc., dated March 22, 2004, regarding the proposed Merger

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